                                    ADVANTAGE(R)
                                PAYROLL SERVICES
   NUMBER                                                              SHARES
------------                                                        ------------
APAY          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
------------                                                        ------------
COMMON STOCK

                                                              CUSIP 00763Q 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



This Certifies that






is the owner of


 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                      OF ADVANTAGE PAYROLL SERVICES, INC.

(the "Corporation"), a Delaware corporation. The Shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

                     [Corporate Seal of Advantage Payroll]

Dated:

          /s/ XXXXXXXXXXXXXXXX                  /s/ XXXXXXXXXXXXXXXXXXX
           Vice President and                   Chairman, President and
           Chief Financial Officer              Chief Executive Officer





Countersigned and Registered:
EquiServe Trust Company, N.A.
Transfer Agent and Registrar

BY /s/ XXXXXXXXXXXXXXXXX
Authorized Signature


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                        ADVANTAGE PAYROLL SERVICES, INC.

     The Corporation is authorized to issue multiple classes of stock. The Corporation will furnish a full statement or summary of the designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of stock which the Corporation is authorized to issue to any stockholder upon request and without charge.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -_____Custodian_______
                                                          (Cust)         (Minor)
                                                   under Uniform Gifts to Minors
TEN ENT - as tenants by the entireties
                                                   Act__________________________
                                                         (State)

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common


    Additional abbreviations may also be used though not in the above list.

     For value received,__________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------__________________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:____________________________




NOTICE:

______________________________________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:

______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

BANKNOTE CORP. OF AMERICA . BROWNS SUMMIT (NC) . ADVANTAGE PAYROLL SERVICES, INC. . 1-204035-942 . PROOF #1 . 9:54 AM . 4/23/02 . SMS .